                                                                   EXHIBIT 10.17


                           THE 1999 CAREINSITE, INC.
                          EMPLOYEE STOCK OPTION PLAN



          1.   Definitions.  The terms below shall be defined as indicated.
               -----------

               1.1  Affiliate means Synetic, any Subsidiary and any person that
                    ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by, or is in common control with, the Company.

               1.2  Board means the Board of Directors of the Company, as
                    -----
constituted from time to time.

               1.3  Code means the Internal Revenue Code of 1986, as amended
                    ----
from time to time, or any successor statute thereto.

               1.4  Committee means the Committee of the Board described in
                    ---------
Section 3.

               1.5  Common Stock means the Company's common stock, par value
                    ------------
$.01 per share.

               1.6  Company means CareInsite, Inc., a Delaware corporation, and
                    -------
any successor corporation which adopts the Plan.

               1.7  Designated Officer means any individual who is both an
                    ------------------
officer and director of the Company that the Board or the Committee may designate pursuant to Section 3 to act on their behalf with respect to the Plan.

               1.8  Employee means a person who is employed on a full or part
                    --------
time basis by the Company, a Subsidiary or an Affiliate.

               1.9  Exchange Act means the Securities Exchange Act of 1934, as
                    ------------
amended from time to time, or any successor statute thereto.

               1.10 Fair Market Value means, on a specified date, the last sales
                    -----------------
price of a Share traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or the last closing price for a Share on the stock exchange, if any,
  ------
on which Shares are primarily traded (or if no Shares were traded on such date, then on the last previous date on which any Shares were so traded), or if none of the above is applicable, the value of a Share for such date as established by the Committee, using any reasonable method of valuation; provided however, that, with respect to Options granted as of the date of the initial public offering of the Company, the Fair Market Value as of such date shall be the initial public offering price per Share.

               1.11 Incentive Stock Option means an Option which is intended to
                    ----------------------
qualify as an "incentive stock option" within the meaning of Section 422 of the Code and is designated as such in the applicable Option Agreement.

               1.12 Key Consultant means an individual who is a consultant,
                    --------------
agent, key contractor or other person engaged by the Company, a Subsidiary or an Affiliate to render services to, or on behalf of, the Company, a Subsidiary or an Affiliate.

               1.13 Key Employee means a person employed by the Company, a
                    ------------
Subsidiary or an Affiliate on a full or part time basis.

               1.14 Non-qualified Stock Option means any Option which is not an
                    --------------------------
Incentive Stock Option.

               1.15 Option means an option to purchase Shares granted by the
                    ------
Company pursuant to the Plan.

               1.16 Option Agreement means a written agreement as described in
                    ----------------
Section 7 between the Company and the Optionee evidencing an Option.

               1.17 Option Period means the period from the date of the granting
                    -------------
of an Option to the date on which that Option can no longer be exercised.

               1.18 Option Price means the price to be paid for the Shares
                    ------------
purchased pursuant to an Option.

               1.19 Optionee means any person who is granted an Option under the
                    --------
Plan.

               1.20 Parent means a parent of the Company as defined under
                    ------
Section 424(e) of the Code.

               1.21 Plan means the 1999 CareInsite, Inc. Employee Stock Option
                    ----
Plan, as adopted by the Board in substantially the form set forth herein and as the same may be amended or otherwise modified from time to time.
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                                       3

               1.22 Section 162(m) Optionee means, for a given fiscal year of
                    -----------------------
the Company, any Optionee designated by the Committee by not later than 90 days following the start of such year as an Optionee (or such other time as may be required or permitted by Section 162(m) of the Code) whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by
Section 162(m) of the Code.

               1.23 Securities Act means the Securities Act of 1933, as amended
                    --------------
from time to time, or any successor statute thereto.

               1.24 Shares means shares of Common Stock.
                    ------

               1.25 Subsidiary means a subsidiary of the Company as defined
                    ----------
under Section 424(f) of the Code.

               1.26 Synetic means Synetic, Inc., a Delaware corporation, and any
                    -------
successor corporation.

          2.   Purpose.  The Plan is intended to encourage ownership of Common
               -------
Stock by Key Employees and Key Consultants, upon whose judgment and interest the Company is dependent for its successful operation and growth, in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of or in an independent contractor relationship with the Company, its Subsidiary or its Affiliate, as applicable.

          3.   Administration.
               --------------

               3.1  Board, Committee or Designated Officer.  The Plan shall be
                    --------------------------------------
administered by the Board or, if the Board so determines, by a Committee appointed by the Board from among its members (the "Committee"). The Board or
                                                    ---------
the Committee may, to the extent permitted by Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, designate one or more Designated Officers, each of whom shall be authorized and empowered to exercise such functions and make such determinations with respect to the Plan and the administration thereof as the Board or the Committee shall specify in the resolution designating such officer. Any provision of the Plan to the contrary notwithstanding, (a) in the event of any inconsistency between any action taken by a Designated Officer and any action taken by the Committee concerning the Plan or any Options hereunder, the action taken by the Committee shall govern, (b) in the event of any inconsistency between any action taken by a Designated Officer or the Committee and any action taken by the Board concerning the Plan or any Options hereunder, the action taken by the Board shall govern and (c) no Designated Officer may take any action except to the extent authorized to do so by a resolution of the Board or the Committee. Until such time as the Committee is appointed, the Stock Option Committee of Synetic may grant options under the Plan, provided that the Board has separately approved such action in the manner required by Rule 16b-3 under the Exchange Act.

               3.2  Determination of Option Terms.  Subject to the provisions
                    -----------------------------
of Sections 8 and 12, the Board, the Committee or any Designated Officer, as applicable, shall have authority to determine the vesting and exercise schedule with respect to Options, the persons to whom Options shall be granted, the number of Shares to be covered by each Option, the time or times at which Options shall be granted and the terms and provisions of the Options, and to make all other determinations necessary or advisable for the administration of the Plan. Options shall become exercisable as specified in the applicable Option Agreement.

               3.3  Interpretation and Construction.  The Board, the Committee
                    -------------------------------
or any Designated Officer, as applicable, shall have the authority to interpret and construe the provisions of the Plan or of any Option Agreement and, subject to Section 3.1, such interpretation and construction by the Board, the Committee or any Designated Officer shall be final and conclusive.

          4.   Eligible Persons.  The Board, the Committee or any Designated
               ----------------
Officer, as the case may be, may grant Options only to Key Employees or Key Consultants; provided, however, that an Incentive Stock Option shall not be granted to any individual who is not an Employee as of the date of grant; provided further, however, that no Incentive Stock Option shall be granted to any individual who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless, at the time the Incentive Stock Option is granted, the Option Price is at least 110% of the Fair Market Value of a Share and the Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Option is granted; provided further, however, that Incentive Stock Options shall only be granted to Key Employees who are Employees of the Company or a Parent or a Subsidiary.

          5.  Grant of Options.
              ----------------

              5.1     Procedure.  Subject to the provisions of Sections 8.1 and
                      ---------
8.2, the Board, the Committee or any Designated Officer, as applicable, may (but shall not be required to) grant Options, provided that the person to whom the Option is to be granted subsequently becomes a party to an Option Agreement. An Option granted pursuant to the Plan shall be presumed to be a Non-qualified Stock Option, unless the Board or the Committee determines otherwise and so specifies in the applicable Option Agreement.

              5.2   Additional Grants.  Subject to Section 8.2 hereof, nothing
                    -----------------
contained in the Plan shall be construed to preclude either the granting of an Option to an Optionee to whom one or more Options have already been granted or the simultaneous granting of more than one Option to the same Optionee.

              5.3   Subject to Exchange Rules.  Any and all grants of Options
                    -------------------------
shall be subject to all applicable rules and regulations of Nasdaq or any stock exchange on which the Common Stock may then be listed.

          6.  Effective Date and Expiration Date of Plan.  The Plan shall be
              ------------------------------------------
effective as of the date on which the Plan is adopted by the Board and approval of the Plan is obtained from the stockholders of the Company (the "Effective
                                                                   ---------
Date").  No Option shall be granted under the Plan after the tenth anniversary
----
of the Effective Date.

          7.  Option Agreements.  Option Agreements shall be in such form as
              -----------------
the Board, the Committee or any Designated Officer, as applicable, shall approve or determine; provided, however, that all Option Agreements shall comply with and be subject to the following terms and conditions:

               7.1  Manner, Time, and Medium of Payment.  An Option shall be
                    -----------------------------------
exercised in the manner set forth in the Option Agreement relating thereto and payment in full of the Option Price for all Shares shall be made at the time of exercise. Payment shall be in United States dollars in the form of cash, certified check or bank draft, or if the Board, the Committee or any Designated Officer so determines, by delivery of fully paid Shares, or by withholding Shares with respect to which the Optionee has exercised such Option, having a Fair Market Value on the date of exercise equal to the sum of the Option Price for the withheld Shares and the remaining Shares with respect to which the Optionee has exercised such Option, or any combination of such methods of payment.

               7.2  Number of Shares.  Subject to Section 9, the Option
                    ----------------
Agreement shall state the number of Shares to which it pertains.

               7.3  Option Price.  The Option Price shall be determined by the
                    ------------
Board, the Committee or any Designated Officer, as applicable; provided, however, that in the case of a Non-qualified Stock Option, the Option Price shall not be less than 85% of the Fair Market Value of a Share as of the date the Option is granted, and, in the case of an Incentive Stock Option or a Non-qualified Stock Option granted to a Section 162(m) Optionee, shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted.

               7.4  Option Period.  Each Option granted under the Plan shall
                    -------------
expire no later than ten years (or five years in the case of certain Incentive Stock Options, as provided in Section 4 hereof) from the date the Option is granted. Any Option Agreement may contain provisions for the earlier expiration of the Option in the event of the Optionee's termination of service as a Key Employee or Key Consultant, retirement or death or in the event of a violation by an Optionee of any of such Optionee's duties to the Company, any Subsidiary or any Affiliate.

               7.5  Date of Exercise.  An Option shall be exercisable at the
                    ----------------
times specified by the Board, the Committee or any Designated Officer, as applicable, at the time the Option is granted; notwithstanding the foregoing, in the event of a "Change in Control", the Board may in its sole discretion determine that any Option granted under the Plan shall become exercisable in full or in part, whether or not it is then exercisable, except in the case of any Option granted to any Key Employees or Key Consultants who are also members of the Board or the Board of Directors of Synetic, in which case such Option shall become automatically exercisable in the event of a "Change in Control", unless otherwise provided in such Key Employee's or Key Consultant's employment agreement or Option Agreement. For purposes of the Plan, a "Change in Control"
                                                             -----------------
shall be deemed to have occurred:

               (i) when any "person", as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group", as defined in Section 13(d) and 14(d) thereof (but excluding Synetic and its subsidiaries, the Company and its subsidiaries (and any successor to Synetic or the Company in a transaction which did not result in a Change in Control), Martin J. Wygod and his affiliates and any employee benefit plan sponsored or maintained by Synetic or any of its subsidiaries, the Company or any of its subsidiaries or Martin J. Wygod or any of his affiliates (including any trustee of such plan acting as trustee)) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of: (a) securities of the Company representing 50 percent or more of the combined power of its then outstanding securities with respect to the election of directors, or (b) securities of Synetic representing 50 percent or more of the combined power of its then outstanding securities with respect to the election of directors, so long as Synetic is the beneficial owner of 50 percent or more of the combined voting power of the Company's then outstanding securities;

               (ii) when, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Company Incumbent Directors"), cease for
                                        ---------------------------
     any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to be a Company Incumbent Director if such director was elected by, or on the recommendation of or with the approval of at least two-thirds of the directors of the Company, who then qualified as Company Incumbent Directors, either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 7.5(ii);

               (iii) when, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of Synetic (the "Synetic
                                                                -------
     Incumbent Directors"), cease for any reason other than death to constitute
     -------------------
     at least a majority thereof, so long as Synetic is the beneficial owner of 50 percent or more of the combined voting power of the Company's outstanding securities at the time such individuals cease to constitute such majority; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to be a Synetic Incumbent Director if such director was elected by, or on the recommendation of or with the approval of at least two-thirds of the directors of Synetic, who then qualified as Synetic Incumbent Directors, either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 7.5(iii);

               (iv) when the stockholders of the Company approve a merger or consolidation of the Company without the consent or approval of a majority of the Company Incumbent Directors;

               (v) when the stockholders of Synetic approve a merger or consolidation of Synetic without the consent or approval of a majority of the Synetic Incumbent Directors, so long as Synetic is the beneficial owner of 50 percent or more of the combined voting power of the Company's outstanding securities at the time of such approval;

               (vi) when the stockholders of the Company approve a sale or disposition of all or substantially all of the Company's assets;

               (vii) when the stockholders of Synetic approve a sale or disposition of all or substantially all of Synetic's assets, so long as Synetic is the beneficial owner of 50 percent or more of the combined voting power of the Company's then outstanding securities;

               (viii)  when the Company adopts a plan of liquidation; or

               (ix) when Synetic adopts a plan of liquidation, so long as Synetic is the beneficial owner of 50 percent or more of the combined voting power of the Company's then outstanding securities.

In addition, the Board or the Committee, as applicable, may, in its sole discretion, include provisions in an Option Agreement relating to a change in control of a Subsidiary. The Board or the Committee may also determine at the time of grant or thereafter that an Option shall become exercisable in full or in part, whether or not it is then exercisable, upon such circumstances or events as such Board or Committee, in its sole discretion, merits special consideration.

               7.6  Reorganization.  In case the Company is merged or
                    --------------
consolidated with another corporation, or in case of a reorganization, separation or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder shall either
(i) make appropriate provisions for the protection of any outstanding options by the substitution on an equitable basis of appropriate securities of the Company, or appropriate shares or other securities of the merged, consolidated, or otherwise reorganized corporation, or the appropriate adjustment in the Option Price, or both, or (ii) give written notice to Optionees that their Options must be exercised, to the extent then exercisable after giving due effect to Section 7.5, within 60 days of the date of such notice or they will terminate, and to the extent that such Options are not exercised within such 60-day period they shall terminate and be of no further effect.

               7.7  Transferability; Assignability.  No Option shall be
                    ------------------------------
assignable or transferable except by will, by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order (as such term is defined in the Code), and no Option may be exercised other than by an Optionee or, after the death of an Optionee, by that Optionee's personal representatives, heirs, or legatees; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Option (other than an Incentive Stock Option) to an Optionee's family members, to one or more trusts established in whole or in part for the benefit of one or more of such family members or to any other entity that is owned by such family members.

               7.8  Continuation with the Company.  No Option shall be
                    -----------------------------
exercisable by an Optionee after the earlier of: (i) the expiration of the Option Period, or (ii) 30 days after termination of such Optionee's service as a Key Employee or a Key Consultant or such longer period as may be determined by the Board, the Committee or any Designated Officer, as applicable (after considering the provisions of Section 422 of the Code, if applicable), unless such termination of service occurs by reason of the Optionee's retirement with the consent of the Company, a Subsidiary or an Affiliate, as the case may be, or his death. The Board, the Committee or any Designated Officer may provide in an Option Agreement that service with a Subsidiary or an Affiliate shall not constitute service with the Company for purposes of such Option Agreement. If the Optionee's services are terminated because of his retirement with such consent or death (or if the Optionee dies within 90 days of such retirement or within 30 days of other termination of service) the Optionee (or the representative of the estate or the heirs or legatees of a deceased Optionee) shall have the right to exercise the unexercised portion of the Option which the Optionee could have exercised as of the date of his retirement or death, provided that notice of such exercise is given to the Company in writing before the earlier of: (i) the expiration of the Option Period, and (ii) within 90 days of the Optionee's retirement or one year of the Optionee's death, as the case may be, or such longer period as may be determined by the Board, the Committee or any Designated Officer (after considering the provisions of Section 422 of the Code, if applicable). Unless otherwise provided in such Optionee's Option Agreement, if the Optionee's service as a Key Employee or Key Consultant is terminated because of the Optionee's violation of his duties to the Company, a Subsidiary or an Affiliate as he may from time to time have, the existence of which violation shall be determined by the Board, the Committee or any Designated Officer, as applicable, in his, her or its sole discretion (which determination shall be conclusive), all of the Optionee's Options shall terminate immediately and the Optionee shall have no right after such termination to exercise any Option he might have been able to exercise prior to his termination of service.

               7.9  No Right to Continue Status.  Nothing in the Plan or in any
                    ---------------------------
Option granted under the Plan shall confer (or be deemed to confer) any right on any Optionee to continue as an employee, consultant or other service provider of the Company, any Subsidiary or any Affiliate or shall interfere in any way with the right of the Company, any Subsidiary or any Affiliate to terminate such status at any time, with or without cause and with or without notice.

               7.10 Rights as a Stockholder.  An Optionee shall have no rights
                    -----------------------
as a stockholder with respect to Shares covered by any Option until the date the Company has issued or delivered such Shares to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company and then only as to such Shares as are actually issued and delivered to the Optionee.

               7.11 Other Provisions.  Option Agreements shall contain such
                    ----------------
other terms and conditions not inconsistent with the Plan as the Board, the Committee or any Designated Officer, as applicable, shall deem advisable or as shall be required by Section 162(m) or 422 of the Code.

               7.12 Compliance with Law.  Notwithstanding any provision of the
                    -------------------
Plan or any Option Agreement to the contrary, no Option may be granted or exercised at any time when such Option or the granting or exercise thereof or payment therefor may result in the violation of any law or governmental order or regulation.

               7.13 Securities Laws.  The Company may require each Optionee to
                    ---------------
represent to the Company, in writing, when an Option is exercised that such Optionee is exercising such Option for his own account for investment only, and not with a view to distribution, and that the Optionee will not make any sale, transfer, or other disposition of any Shares so purchased except (i) pursuant to a registration statement filed under the Securities Act, which the Securities and Exchange Commission has declared effective, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that said sale, transfer, or other disposition may be made without registration, or (iii) pursuant to a "no action" letter issued to the Optionee by the Securities and Exchange Commission. The Company may require each certificate representing Shares purchased upon the exercise of an Option to bear a legend stating that the Shares evidenced thereby may not be sold or transferred except in compliance with the Securities Act and the provisions of the Plan. No Option may be granted or exercised at a time when such Option, or the granting or exercise thereof, may result in the violation of any law or governmental order or regulation.

          8.   Shares Available for Option.
               ---------------------------

               8.1  Maximum.  Subject to Sections 7.6 and 9, no more than
                    -------
4,000,000 Shares shall be subject to purchase pursuant to Options granted under the Plan. At all times during the term of the Plan, the Company shall have reserved that number of Shares less an amount equal to the number of Shares which have been issued pursuant to the exercise of Options. At all times after termination of the Plan, the Company shall have reserved for issuance a number of Shares equal to the aggregate number of Shares subject to outstanding Options.

               8.2  Employee Maximum.  Subject to Sections 7.6 and 9 hereof, no
                    ----------------
Optionee shall receive Options under this Plan with respect to an aggregate of more than 250,000 Shares in any Plan year.

               8.3  Expiration or Termination.  To the fullest extent
                    -------------------------
permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code, if any outstanding Option under the Plan expires for any reason or is terminated prior to the expiration date of the Plan as set forth in Section 6, the Shares allocable to any unexercised portion of such Option may again be subject to an Option.

               8.4  $100,000 Limitation.  Notwithstanding any other provision of
                    -------------------
this Plan to the contrary, if the aggregate Fair Market Value (determined as of the time of grant) of the sum of (a) the Shares for which any Optionee is granted Incentive Stock Options and (b) the securities of the Company or any Parent or Subsidiary for which such Optionee is granted other incentive stock options (within the meaning of Section 422 of the Code), which are exercisable for the first time by such Optionee during any calendar year shall exceed $100,000, such Incentive Stock Options shall be treated, to the extent of such excess, as Non-qualified Options.

          9.   Recapitalization or Change in Par Value of Common Stock.  The
               -------------------------------------------------------
aggregate number of Shares purchasable under Options granted and which may be granted pursuant to the Plan and the Option Price for Shares covered by each outstanding Option shall all be proportionately adjusted, as deemed appropriate by the Board, the Committee or any Designated Officer if the Shares are split up, converted, exchanged, reclassified or in any way substituted for. The Board, the Committee or such Designated Officer shall provide for appropriate adjustments of the numbers of shares purchasable under the Plan and of outstanding Options in the event of stock dividends or distributions of assets or securities of other companies owned by the Company to stockholders relating to Common Stock for which the record date is prior to the date the Shares purchased by exercise of an Option are issued or transferred, except that no such adjustment shall be made for cumulative stock dividends of 10% or less (in the aggregate) or cash dividends. Any such adjustment may include an adjustment of the Option Price or the number of Shares for which an Option may be exercised, or may provide for an escrow of assets or securities so distributed to be available upon future exercise. In the event of a change in the Company's presently authorized Common Stock which is limited to a change of all of its presently authorized Shares of Common Stock with par value into the same number of shares without par value, or any change of the then authorized Shares of Common Stock with par value into the same number of shares of Common Stock with a different par value, the shares resulting from any such change shall be deemed to be Shares as defined in Section 1, and no change in the number of Shares covered by each Option or in the Option Price shall take place.

          10.  Indemnification; Reliance; Exculpation.
               --------------------------------------

               10.1 Indemnification.  Each person who is or shall have been a
                    ---------------
member of the Board or of the Committee and each Designated Officer shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit, or proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject, however, to the condition that upon the institution of any such claim, action, suit, or proceeding, such person shall in writing give the Company an opportunity to intervene at the Company's expense on his or her behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify such person or hold him or her harmless.

               10.2 Reliance.  Each member of the Board or of the Committee,
                    --------
each Designated Officer and each other officer and employee of the Company in performing duties under the Plan shall be entitled to rely upon information and reports furnished in connection with the administration of this Plan by any duly authorized officer or agent of the Company.

               10.3 Exculpation.   No member of the Board or of the Committee
                    -----------
and no Designated Officer shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

          11.  Income Tax Withholding.  If the Company, any Subsidiary or any
               ----------------------
Affiliate shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Shares pursuant to the exercise of an Option, the Company, such Subsidiary or such Affiliate shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Optionee. In any event, the Optionee shall either (i) make available to the Company , such Subsidiary or such Affiliate, promptly upon request, sufficient funds or, if the Board, the Committee or any Designated Officer so determines, Shares (valued at Fair Market Value as of the date the withholding tax obligation arises (the "Tax Date")), to
                                                                 --------
meet the requirements of such withholding, or (ii) to the extent permitted by the Board, the Committee or any Designated Officer, irrevocably authorize the Company to withhold from the Shares otherwise issuable to the Optionee as a result of such exercise a number of Shares having a Fair Market Value as of the Tax Date which alone, or when added to funds paid or Shares delivered to the Company , such Subsidiary or such Affiliate by the Optionee, equal the amount of the minimum withholding tax obligation (the "Withholding Election") and the
                                             --------------------
Company, such Subsidiary or such Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds or Shares made available to the Company, such Subsidiary or such Affiliate out of any funds or property due or to become due to the Optionee. An Optionee's Withholding Election may only be made prior to the Tax Date and may be disapproved by the Board, the Committee or any Designated Officer. The Board, the Committee or any Designated Officer may establish such rules and procedures as he, she or it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of any Option.

          12.  Amendment or Termination of Plan.  The Board or Committee may
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modify, amend or terminate the Plan in whole or in part at any time; provided, however, that (i) no modification or amendment shall be effective without stockholder approval if such approval is required by law or under the rules of Nasdaq or of the stock exchange on which the Shares are listed and (ii) no such termination, modification, or amendment of the Plan shall adversely alter or affect the terms of any then outstanding Options previously granted hereunder without the consent of the Optionee.

          13.  Set-Off.  If at any time an Optionee is indebted to the Company,
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any Subsidiary or any Affiliate, the Company may in the discretion of the Board, the Committee or any Designated Officer (a) withhold from the Optionee (i) following the exercise by the Optionee of an Option, Shares issuable to the Optionee having a Fair Market Value on the date of exercise up to the amount of such indebtedness or (ii) following the sale by an Optionee of Shares received pursuant to the exercise of an Option, amounts due to an Optionee in connection with the sale of such Shares up to the amount of such indebtedness, or (b) take any substantially similar action. The Board, the Committee or any Designated Officer may establish such rules and procedures as he, she or it may deem necessary or advisable in connection with the taking of any action contemplated by this Section 13.

          14.    Headings.  The section headings contained herein have no
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substantive meaning or content and are not part of this Plan.

          15.  Governing Law.  The Plan shall be construed in accordance with
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the laws of the State of Delaware without regard to any principles of conflicts of law.